UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported: January 5, 2012

PetSmart, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21888	94-3024325
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19601 North 27th Avenue, Phoenix, Arizona 85027

(Address of Principal Executive Offices) (Zip Code)

(623) 580-6100

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

(b) (c) (e)

On January 5, 2012, PetSmart, Inc. took the following actions with respect to our named executive officers as set forth in our Definitive Proxy Statement filed with the Securities and Exchange Commission, or SEC, on May 2, 2011.

Robert F. Moran

The Board appointed Robert F. Moran Chairman of the Board of Directors effective January 30, 2012. Mr. Moran succeeds Philip L. Francis, who previously served as PetSmart’s Chairman of the Board in an executive capacity. Mr. Francis will continue to serve as a member of PetSmart’s Board of Directors. Mr. Moran will retain his title and duties as our Chief Executive Officer but will relinquish his position as President (as more fully described below).

Mr. Moran will continue to be employed by PetSmart “at will” and his annual base salary will be $1,125,000. Mr. Moran’s employment will continue to be governed by that certain Amended and Restated Employment Agreement, dated September 24, 2008, which is filed as Exhibit 10.13 to our Quarterly Report on Form 10-Q, filed with the SEC on November 26, 2008.

David K. Lenhardt

The Board appointed David K. Lenhardt as our new President and Chief Operating Officer effective January 30, 2012.

Mr. Lenhardt, age 42, was appointed our Executive Vice President, Store Operations, Human Resources and Information Systems effective January 31, 2011. He joined PetSmart as Senior Vice President of Services, Strategic Planning and Business Development in October 2000. He was appointed our Senior Vice President, Store Operations and Services in February 2007 and in February 2009 was appointed our Senior Vice President, Store Operations and Human Resources. From 1996 to 2000, he was a manager with Bain & Company, Inc., where he led consulting teams for retail, technology and e-commerce clients. Prior to that, he worked in the corporate finance and Latin American groups of Merrill Lynch & Co., Inc.’s investment banking division. Mr. Lenhardt will continue to be employed by PetSmart “at will” and his annual base salary will be $750,000.

Mr. Lenhardt is a participant under our Executive Short-Term Incentive Plan, or ESTIP, which is filed as Appendix A to our Definitive Proxy Statement filed with the SEC on May 3, 2010. Please see our Current Report on Form 8-K/A, filed with the SEC on March 28, 2011 for a description of cash bonuses for our fiscal year ending January 29, 2012 that may be awarded under the ESTIP.

Lawrence “Chip” Molloy

The Board appointed Lawrence “Chip” Molloy to the additional position of Executive Vice President effective January 30, 2012. Mr. Molloy will retain his title and duties as our Chief Financial Officer. Mr. Molloy will continue to be employed by PetSmart “at will” and his annual base salary will be $550,000. Mr. Molloy is a participant under our ESTIP.

Joseph D. O’Leary

The Board increased the annual base salary of Joseph D. O’Leary, our Executive Vice President, Merchandising, Marketing and Supply Chain, to $600,000 effective January 30, 2012. Mr. O’Leary will continue to be employed by PetSmart “at will.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PetSmart, Inc.

	By:	/s/ J. Dale Brunk
Dated: January 6, 2012		J. Dale Brunk

Vice President, Deputy General Counsel, and Assistant Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release entitled “PetSmart Appoints CEO Bob Moran as Chairman of the Board and David K. Lenhardt as President and Chief Operating Officer”